UNITED STATES
SECURITIES AND

EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 16, 2023

Date of Report (date of earliest event reported)
CROSSFIRST BANKSHARES, INC.

(Exact name of registrant as specified in its charter)
Kansas
001-39028
26-3212879
(State or other jurisdiction of
incorporation or organization)
(Commission File Number) (I.R.S. Employer Identification No.)
11440 Tomahawk Creek Parkway
Leawood
Kansas
(Address of Principal Executive Offices)
66211
(Zip Code)
(
913
)
901-4516

Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class Trading Symbol(s) Name of each exchange on which registered
Common Stock, par value $0.01 per share
CFB
The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On

May

16,

2023,

CrossFirst

Bankshares,

Inc.

(“CrossFirst”)

held

its

Annual

Meeting

of

Stockholders

(the

“Annual
Meeting”). At

the Annual

Meeting, CrossFirst’s

stockholders considered

and voted

on two

proposals that

were described

in detail

in
the 2023 Proxy Statement. The final voting results were as follows:
Proposal 1
The Company’s

stockholders elected

the following

Class III

directors to

serve until

the 2026

Annual Meeting,

or until

their
respective successors are duly elected and qualified.

Name For Withheld Broker Non-Votes
Rod K. Brenneman 28,124,083 4,572,297 5,089,618
George C. Bruce 25,949,627 6,746,753 5,089,618
Jennifer M. Grigsby 31,705,700 990,680 5,089,618
Mason D. King 31,835,826 860,554 5,089,618
James W. Kuykendall 31,896,121 800,259 5,089,618
Proposal 2
The Company’s

stockholders approved

the ratification

of the

appointment of

FORVIS,

LLP as

the Company’s

independent
registered public accounting firm for 2023.
For Against Abstain Broker Non-Vote
37,455,136 304,469 26,393 0
SIGNATURE
Pursuant to the requirements

of the Securities and Exchange Act of

1934, the Registrant

has duly caused this report

to be signed on

its
behalf by the undersigned hereunto duly authorized.
Date: May 18, 2023 CROSSFIRST BANKSHARES, INC.
By: /s/ Benjamin R. Clouse
Benjamin R. Clouse
Chief Financial Officer